ENDOWMENTS
INVESTMENTS FOR NONPROFIT INSTITUTIONS

ANNUAL REPORT
For the Year Ended July 31, 1999

[LOGO]
Capital Research And Management Company



RESULTS AT A GLANCE
(with all distributions reinvested)

                                                                                                           Lipper
                                              Standard &      Lipper                      Lehman           A-Rated
                                              Poor's 500      Growth                      Brothers         Bond
                                              Composite       & Income                    Aggregate        Funds
                                 ENDI         Index           Funds Index      BENDI      Bond Index       Average

Total return for
the past fiscal year
August 1, 1998 -
July 31, 1999                    +18.2%       +20.2%          +13.1%           +1.7%      +2.5%            +0.7%
Average annual
Compound return
for the past 24 years/1/         15.1%        +16.1%          +14.9%           +9.4%      +9.4%/2/         0.092

/1/From July 25, 1975, when Capital Research and Management Company became the investment adviser of the funds' assets, through July 31, 1999.

/2/The Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period from July 25, 1975 through December 31, 1975, the Lehman Brothers Government/Corporate Bond Index was used.

The indexes are unmanaged.


ENDOWMENTS is managed by Capital Research and Management Company, which also manages the 29 funds in The American Funds Group.(r) Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

GROWTH AND INCOME PORTFOLIO (ENDI) seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks.

BOND PORTFOLIO (BENDI) seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in quality-oriented fixed-income securities.

Here are the total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 1999 (the most recent calendar quarter): ENDI - 10 years: +302.13%, or +14.93% a year; 5 years:
+151.11%, or +20.22% a year; 12 months: +16.58%. BENDI - 10 years: +117.49%, or
+8.08% a year; 5 years: +40.28%, or +7.00% a year; 12 months: +2.12%.

BENDI's 30-day yield as of August 31, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 6.48%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all computer systems to process date-related information properly following the turn of the century. Other preparations continue, including external monitoring and contingency planning. If you would like more detailed information, call 800/421-0180, ext. 21, or visit www.americanfunds.com on the World Wide Web.



DEAR SHAREHOLDERS:

Fiscal 1999 - the 12 months ended July 31 - saw continued volatility in the financial markets, with stocks and bonds moving in different directions. In this environment, the Growth and Income Portfolio (ENDI) recorded positive absolute results, while the Bond Portfolio (BENDI) showed a modest total return, higher than most similar funds, in a period of declining bond prices.*


GROWTH AND INCOME PORTFOLIO (ENDI):

The first half of fiscal 1999 was marked by a severe selloff in stocks followed by a rally led by a small number of large-capitalization issues carrying very high valuations. In the second half, the gains broadened to include more attractively valued stocks in which ENDI was invested. For the 12 months ended July 31, the Growth and Income Portfolio posted a gain of 18.2%./+/ This gain exceeded the 13.1% increase recorded by the Lipper Growth & Income Funds Index, which tracks the 30 largest funds in this category. The unmanaged Standard & Poor's 500 Composite Index did somewhat better, registering a 12-month total return of 20.2%.

The Growth and Income Portfolio typically displays greater resiliency than the S&P 500 when that index declines and often lags when the index rises sharply. This pattern held true in fiscal 1999. ENDI held its ground comparatively well during all four months when the S&P 500 went down, including the difficult month of August 1998, and trailed during seven of eight months when the S&P 500 showed an increase. The exception was April 1999, the month when leadership in the market began to broaden. ENDI's total return was 9.0% in April while the S&P 500 recorded a gain of 3.8%.

The shifting pattern of market leadership continued, with minor interruptions, through the remainder of the fiscal year. It is illustrated by a pair of figures: In the second quarter of calendar 1999, nearly 60% of all stocks in the S&P 500 did better than the index versus only about one-third during the first quarter. (The index showed a gain of about 7% from April through June, and about 5% for January through March.)

*The acronyms ENDI and BENDI have been commonly used since before these investment vehicles became a series within the ENDOWMENTS fund in 1998.

/+/All percentage gain/loss figures include reinvestment of distributions unless otherwise indicated.

ENDI's fiscal 1999 results benefited from investments in a number of stocks that have been in the portfolio for some time but were ignored by the marketplace until recently. These include Alcoa, which rose 73% for the 12 months; Weyerhaeuser, up 54%; and Kimberly-Clark, one of the fund's largest holdings, which rose 36% in price.

Our results also reflected merger and acquisition activity involving several of the fund's holdings. They include Browning-Ferris Industries, Orion Capital and several companies (e.g., American Stores and Union Camp) that no longer appear in our portfolio because they were taken over during the year.

Additions made to the portfolio in fiscal 1999 were solid, well-run firms, primarily in insurance, retailing and the food and household products industries. Examples include Campbell Soup, Allstate, Mercury General and May Department Stores.

In managing ENDI, our focus is on individual companies rather than on industries or the stock market as a whole. At the same time, since the market discounts future earnings, we have some concern about how well the broad market can continue to do in an environment of higher interest rates. In view of the current high level of valuations, we believe that holding a cash reserve is a prudent strategy. On July 31, ENDI's holdings of short-term investments amounted to just under 20% of net assets, about the same as at the start of the fiscal year.


BOND PORTFOLIO (BENDI):

Fiscal 1999 was a very rough year in the fixed-income markets. The troubles began after Russia devalued the ruble and defaulted on several debt issues. This produced a great deal of global turmoil, as did the near-collapse a month later of a large Wall Street hedge fund that deals in fixed-income securities.

In the uneasy atmosphere prevailing throughout the early part of the fiscal year, investors seeking safety flocked to U.S. Treasury issues, pushing yields down and prices up. Other bonds - all along the credit spectrum, but particularly at the lower end - fared poorly by comparison. As credit conditions eased, however, a major change in the fixed-income markets began taking place. In early calendar 1999, the U.S. economic expansion picked up speed, triggering concern that inflation might get out of hand. Medium- and long-term interest rates turned up, and expectations rose for an increase in the federal funds rate, an action finally taken by the Federal Reserve in late June and again in August.

Meanwhile, spreads between Treasury issues and other portions of the bond market - which had been unusually wide - narrowed for several months. In early summer they changed course and began widening again, this time largely in response to an abnormally heavy supply of new federal agency and corporate borrowings. Quite a number of borrowers appear to be concerned about the ability to raise new money in the capital markets as the new millennium approaches.

All of this combined to create a challenging environment for bond investors. BENDI continued to produce a satisfactory stream of current income; shareholders who reinvested monthly dividends totaling $1.06 a share received an income return of 6.4% for the 12 months ended July 31. This was offset by a drop in market prices. The total return for the year of 1.7% was above the 0.7% return recorded by the average of 159 corporate A-rated bond funds tracked by Lipper, Inc. but below the 2.5% return for the unmanaged Lehman Brothers Aggregate Bond Index.

Over longer, more meaningful periods, the Bond Portfolio has provided shareholders with highly favorable returns. Since Capital Research became investment adviser in 1975, the fund has achieved an average compound return of 9.4% a year.

We continue to steer a steady course in managing BENDI. In fiscal 1999, the portfolio's maturity structure shortened slightly. On July 31, the average life was 8.4 years compared with 8.6 years at the start of the fiscal year.

Drawing on the extensive research capabilities of our investment adviser, we identified a number of attractive opportunities and added to our holdings of high-grade corporate bonds, as well as mortgage-related and asset-backed issues and government agency pass-through securities. These latter three categories accounted for nearly 34% of the portfolio versus 19% at the start of the fiscal year.

On the next few pages, you will find charts documenting the long-term results of both BENDI and ENDI, followed by an article describing our investment approach. We welcome your comments and questions and look forward to reporting to you again in another six months.

Cordially,

/s/Robert B. Egleston    /s/Frank L. Ellsworth
Robert B. Egelston       Frank L. Ellsworth
Chairman of the Board    President

September 3, 1999


AN INVESTMENT APPROACH

TAILORED FOR NONPROFITS

Nonprofit organizations today typically operate on tight budgets and often rely on investments to provide a balance between income and growth. There are distinct limits to how much risk they can afford to take in pursuit of loftier returns and still remain faithful to their fiduciary responsibilities.

Generally, nonprofits find it sensible to adopt a very prudent approach - frequently one involving exposure to both the bond and stock markets. There will be periods when bonds do well while the stock market is hitting a rough patch, and vice versa. An investment program encompassing both bonds and stocks reduces risk and generates a considerably higher level of income than can be achieved through investing in equities alone.

Endowments is managed with these concerns in mind. It is offered in two series, allowing nonprofits to make their own allocations between fixed-income and equity investments. The Bond Portfolio (BENDI) and the Growth and Income Portfolio (ENDI) both aim for good returns while paying careful attention to the preservation of capital.

Every investment choice, of course, involves some degree of risk, including a decision not to invest. Money deposited in a certificate of deposit or savings account is "safe" in the sense that the principal is federally insured (below $100,000); but the return tends to be comparatively low and the money stands to lose some of its purchasing power as a result of inflation.


MAGNIFYING THE BENEFITS OF DIVERSIFICATION

By their very nature as mutual funds, the Bond Portfolio and the Growth and Income Portfolio eliminate one risk altogether - that of investing too heavily in a single stock or bond. Both funds provide diversification by holding a large number of securities selected through careful research. ENDI's portfolio is diversified among more than 50 high-quality stocks. BENDI invests in dozens of bonds and notes rated A or higher by Moody's Investors Service or Standard & Poor's; its average portfolio maturity has ranged between seven and 10 years.

Both BENDI and ENDI use a method of managing money that magnifies the benefits of diversification. This method, the multiple portfolio counselor system, utilizes a number of managers to blend a variety of styles with individual effort and has tended to smooth out some of the peaks and valleys of investing.

[Begin Pull Quote]
By their very nature as mutual funds, the Bond Portfolio and the Growth and Income Portfolio eliminate one risk altogether -that of investing too heavily in a single stock or bond.
[End Pull Quote]

Both portfolios have kept shareholders well ahead of inflation. Since Capital Research and Management Company became investment manager in 1975, BENDI's average annual compound return has been 9.4%. Through July 31, the comparable figure for ENDI is 15.1%. Over this same period, the Consumer Price Index has risen an average of 4.8% a year.


REASONABLE EXPECTATIONS

In formulating expectations of what can be achieved through an investment program, we believe it makes sense to focus on historical returns. Admittedly, when the stock market has been soaring, keeping one's sights fixed on realistic returns can be quite a challenge. In the five calendar years from 1994 through 1998, the unmanaged Standard & Poor's 500 Composite Index generated a compound annual return of 24.0% - nearly two-and-a-half times the average of 10.2% recorded by this index from 1926 to 1994.*

*As measured by Ibbotson Associates

The S&P 500 has traditionally served as a benchmark for gauging the results of most equity funds, including the Growth and Income Portfolio. Over the past few years, however, this index, which uses a market capitalization weighting, was driven higher by several dozen stocks - mainly large-capitalization and high-technology issues - that rose to unusually high levels.

There are a number of different types of risk to which attention has to be paid in investing. Some of them apply to both bonds and stocks, such as company risk, which for simplicity's sake can be defined as the chance that a firm's fortunes will unexpectedly turn down. Other types of risk apply primarily to one market or the other. Credit risk, for example, is a particularly important focal point of investment activity in the Bond Portfolio. In the stock market, most people measure risk in terms of volatility, although that certainly does not encompass all aspects of market risk.


SOFTENING THE IMPACT OF DECLINES

One of the ways the Growth and Income Portfolio tempers market risk is by maintaining an equity portfolio with what we believe is a relatively low-risk profile. Additionally, we try to temper risk at times by holding short-term investments. During a period of attractive values, the amount of these short-term investments or cash equivalents may be very low. At times when valuations rise to levels that appear unattractive, the reserve will be larger. Under normal circumstances, ENDI will not have less than 80% in equities.

[Begin Sidebar]

Decline                   ENDI                 S&P 500           Difference*

9/21/76 - 3/6/78          -4.4%                -13.8%            9.4
11/28/80 - 8/12/82        -0.6                 -19.9             19.3
8/25/87 - 12/4/87         -19.6                -33.0             13.4
7/16/90 - 10/11/90        -11.6                -19.1             7.5
7/17/98 - 8/31/98         -12.0                -19.3             7.3

With dividends and capital gains reinvested
*In percentage points
[End Sidebar]

The cash reserve frequently causes the Growth and Income Portfolio to lag the market when stock prices rise sharply, but historically it has had a cushioning effect that has enabled ENDI to hold its ground better than the market during steep declines. This can be seen in the table at the left, which shows how ENDI fared versus the S&P 500 during the five most significant downturns over the past quarter-century.

This resiliency during downturns is a key reason why the Growth and Income Portfolio has done nearly as well as the market as a whole over longer periods, while fluctuating substantially less. Since 1975, ENDI's average annual compound return has been about 94% of the S&P 500's, with less than 80% of the volatility. Over the past 10 years, its annualized return has equaled about 80% of that of the index with only 72% of the volatility, according to standard deviation, which measures volatility.

In assessing different types of risks and opportunities, Capital Research and Management draws on the resources of an investment research network that employs more than 100 investment professionals. They include specialists who travel all over the world, evaluating thousands of opportunities each year. We believe this commitment to in-depth, proprietary research gives our organization and the funds it manages - including the Growth and Income Portfolio and the Bond Portfolio - an important competitive edge.

[Begin Pull Quote]
Both portfolios have kept shareholders well ahead of inflation.
[End Pull Quote]


HOW A $50,000 INVESTMENT HAS GROWN
(Under Capital Research and Management Company's stewardship 7/25/75 - 7/31/99)


GROWTH AND INCOME PORTFOLIO (ENDI)
AVERAGE ANNUAL COMPOUND RETURNS
(for periods ended July 31, 1999)
Ten Years      +14.15%
Five Years     +19.09%
12 Months      +18.21%

[begin line chart]
$1,788,553 S&P 500
$1,477,674 ENDI
$153,782 Consumer Price Index (inflation)


                                                                  Consumer
                                                                  Price
                                                                  Index
DATE                     ENDI               S&P 500               (inflation)
7/25/75 /1/              $50,000            $50,000               $50,000

7/31/76                  63,476             60,269                52,675

7/31/77                  67,590             60,145                56,273

7/31/78                  74,525             64,526                60,609

7/31/79                  82,131             70,226                67,435

7/31/80                  96,277             86,842                76,291

7/31/81                  110,942            98,071                84,502

7/31/82                  106,860            84,944                89,945

7/31/83                  166,726            135,430               92,159

7/31/84                  166,157            131,380               96,033

7/31/85                  216,736            173,983               99,446

7/31/86                  272,155            223,417               101,015

7/31/87                  326,885            311,203               104,982

7/31/88                  319,347            274,924               109,317

7/31/89                  393,501            362,553               114,760

7/31/90                  409,739            385,779               120,295

7/31/91                  471,326            434,923               125,646

7/31/92                  545,533            490,602               129,613

7/31/93                  600,349            533,369               133,210

7/31/94                  616,980            560,740               136,900

7/31/95                  731,561            706,843               140,683

7/31/96                  828,238            823,561               144,834

7/31/97                  1,146,270          1,252,663             148,063

7/31/98                  1,250,053          1,493,932             150,554

7/31/99                  1,477,674          1,788,553             153,782

[end chart]


BOND PORTFOLIO (BENDI)
AVERAGE ANNUAL COMPOUND RETURNS
(for periods ended July 31, 1999)
Ten Years      +7.88%
Five Years     +6.66%
12 Months      +1.75%

[begin line chart]
$435,839/2/ Lehman Brothers Aggregate Bond Index
$428,913 BENDI
$153,782 Consumer Price Index (inflation)


                                            Lehman                Consumer
                                            Aggregate             Price
                                            Bond                  Index
DATE                     BENDI              Index                 (inflation)
7/25/75                  $50,000            $50,000               $50,000

7/31/76                  56,123             53,140                52,675

7/31/77                  63,169             59,040                56,273

7/31/78                  63,633             60,315                60,609

7/31/79                  68,078             64,340                67,435

7/31/80                  70,604             65,365                76,291

7/31/81                  67,372             62,090                84,502

7/31/82                  79,771             74,845                89,945

7/31/83                  98,881             91,240                92,159

7/31/84                  106,746            99,170                96,033

7/31/85                  128,775            122,885               99,446

7/31/86                  155,776            149,300               101,015

7/31/87                  162,649            156,040               104,982

7/31/88                  176,667            167,850               109,317

7/31/89                  200,841            193,375               114,760

7/31/90                  214,609            207,045               120,295

7/31/91                  237,739            229,205               125,646

7/31/92                  282,164            263,075               129,613

7/31/93                  315,292            289,825               133,210

7/31/94                  310,743            290,095               136,900

7/31/95                  335,522            319,420               140,683

7/31/96                  356,493            337,115               144,834

7/31/97                  395,088            394,235               148,063

7/31/98                  421,544            425,255               150,554

7/31/99                  428,913            435,839               153,782


[end chart]

/1/The share value dipped below the $50,000 mark briefly in fiscal 1975 and 1976.

/2/Lehman Brothers Aggregate Bond Index did not exist until 12/31/75. For the period from 7/31/75 to 12/31/75, the Lehman Brothers Government/Corporate Bond Index was used.

All results calculated with dividends and capital gains reinvested.

Sales charges do not apply to ENDI or BENDI.

Past results are not predictive of future results.


Endowments, Growth and Income Portfolio
Investment Portfolio, July 31, 1999

                                                                                Market    Percent
                                                                     Shares      Value     Of Net
Equity Securitites                                                                         Assets
--------------------------------------------                       --------   --------   --------
ENERGY
ENERGY SOURCES  -  4.25%
Atlantic Richfield Co.                                                 7,000    630,438      1.22%
Conoco Inc., Class A                                                  13,000    338,813       0.66
Kerr-McGee Corp.                                                      10,000    515,000       1.00
Ultramar Diamond Shamrock Corp.                                       30,000    708,749       1.37
UTILITIES: ELECTRIC & GAS  -  5.84%
Ameren Corp.                                                          10,000    390,000       0.76
BEC Energy                                                            18,000    767,250       1.49
DPL Inc.                                                              30,000    575,625       1.12
GPU, Inc.                                                             20,000    767,500       1.49
TECO Energy, Inc.                                                     25,000    509,375       0.98
                                                                            ---------- ----------
                                                                              5,202,750      10.09
                                                                            ---------- ----------

MATERIALS
CHEMICALS  -  6.31%
Hercules Inc.                                                         10,000    348,750       0.68
International Flavors & Fragrances Inc.                               15,000    679,688       1.32
Monsanto Co.                                                          10,000    391,250       0.76
PPG Industries, Inc.                                                  10,000    596,250       1.15
Praxair, Inc.                                                         15,000    691,875       1.34
Witco Corp.                                                           30,000    549,375       1.06
FOREST PRODUCTS & PAPER  -  2.14%
Georgia-Pacific Corp., Timber Group                                   15,000    370,313       0.72
International Paper Co. (acquired Union Camp Corp.)                    8,000    409,000       0.79
Weyerhaeuser Co.                                                       5,000    323,437       0.63
METALS: NONFERROUS  -  0.70%
Alcoa Inc.                                                             6,000    359,250       0.70
METALS: STEEL  -  1.25%
Allegheny Teledyne Inc.                                               30,000    643,125       1.25
                                                                            ---------- ----------
                                                                              5,362,313      10.40
                                                                            ---------- ----------

CAPITAL EQUIPMENT
AEROSPACE & MILITARY TECHNOLOGY  -  2.33%
Boeing Co.                                                            15,000    680,625       1.32
Lockheed Martin Corp.                                                 15,000    522,188       1.01
ELECTRICAL & ELECTRONICS  -  1.64%
Emerson Electric Co.                                                   7,000    417,813       0.81
Nokia Corp., Class A (ADR) (Finland)                                   5,000    425,312       0.83
ELECTRONIC COMPONENTS  -  1.36%
Corning Inc.                                                          10,000    700,000       1.36
ENERGY EQUIPMENT  -  0.70%
Schlumberger Ltd.                                                      6,000    363,375       0.70
INDUSTRIAL COMPONENTS  -  2.44%
Eaton Corp.                                                            8,000    791,500       1.54
Genuine Parts Co.                                                     15,000    465,938       0.90
MACHINERY & ENGINEERING  -  1.91%
Caterpillar Inc.                                                       7,000    410,375       0.80
Deere & Co.                                                           15,000    573,750       1.11
                                                                            ---------- ----------
                                                                              5,350,876      10.38
                                                                            ---------- ----------

CONSUMER GOODS
BEVERAGES & TOBACCO  -  1.78%
Imperial Tobacco Ltd. (United Kingdom)                                35,000    358,108       0.69
Philip Morris Companies Inc.                                          15,000    558,750       1.09
FOOD & HOUSEHOLD PRODUCTS  -  6.09%
Campbell Soup Co.                                                     25,000  1,100,000       2.13
General Mills, Inc.                                                   10,000    828,125       1.61
Sara Lee Corp.                                                        55,000  1,210,000       2.35
HEALTH & PERSONAL CARE  -  6.56%
Avon Products, Inc.                                                   15,000    682,500       1.32
Eli Lilly and Co.                                                      7,000    459,375       0.89
Glaxo Wellcome PLC (ADR) (United Kingdom)                             15,000    782,813       1.52
Kimberly-Clark Corp.                                                  15,000    915,000       1.77
Merck & Co., Inc.                                                      8,000    541,500       1.06
RECREATION & OTHER CONSUMER PRODUCTS  -  1.72%
Pennzoil-Quaker State Co.                                             60,000    888,750       1.72
                                                                            ---------- ----------
                                                                              8,324,921      16.15
                                                                            ---------- ----------

SERVICES
BROADCASTING & PUBLISHING  -  1.12%
Gannett Co., Inc.                                                      8,000    578,000       1.12
BUSINESS & PUBLIC SERVICES  -  2.13%
Browning-Ferris Industries, Inc.                                      15,000    673,125       1.30
United HealthCare Corp.                                                7,000    427,000       0.83
LEISURE & TOURISM  -  1.20%
Seagram Co. Ltd. (Canada)                                             12,000    615,750       1.20
MERCHANDISING  -  4.63%
Albertson's, Inc.  (acquired American Stores Co.)                      9,450    469,547       0.91
J.C. Penney Co., Inc.                                                 35,000  1,531,250       2.97
May Department Stores Co.                                             10,000    386,875       0.75
TELECOMMUNICATIONS  -  1.62%
GTE Corp.                                                              2,000    147,375       0.29
U S WEST, Inc.                                                        12,000    687,750       1.33
TRANSPORTATION: RAIL & ROAD  -  1.13%
Norfolk Southern Corp.                                                20,000    585,000       1.13
                                                                            ---------- ----------
                                                                              6,101,672      11.83
                                                                            ---------- ----------

FINANCE
BANKING  -  6.55%
Bank of America Corp.                                                  5,000    331,875       0.64
Bank of Tokyo-Mitsubishi, Ltd. (ADR) (Japan)                          25,000    375,000       0.73
Fleet Financial Group, Inc.                                           10,000    405,000       0.79
Fulton Financial Corp.                                                27,500    564,180       1.10
Huntington Bancshares Inc.                                            30,479    918,207       1.78
Wells Fargo & Co.                                                     20,000    780,000       1.51
INSURANCE  -  7.56%
Aetna Inc.                                                             5,000    410,000       0.80
Allstate Corp.                                                        20,000    710,000       1.38
Mercury General Corp.                                                 20,000    686,250       1.33
Orion Capital Corp.                                                   25,000  1,189,063       2.31
Royal & Sun Alliance Insurance Group PLC (United Kingdom)             50,000    422,401       0.82
Trenwick Group Inc.                                                   20,000    482,499       0.92
REAL ESTATE  -  4.63%
Apartment Investment and Management Co., Class A                      10,000    408,125       0.79
Archstone Communities Trust                                           34,285    739,270       1.43
Boston Properties, Inc.                                               15,000    513,750       1.00
CCA Prison Realty Trust                                               25,000    346,875       0.67
Spieker Properties, Inc.                                              10,000    382,499       0.74
                                                                            ---------- ----------
                                                                              9,664,994      18.74
                                                                            ---------- ----------

MISCELLANEOUS
Other equity securities in initial period of acquisition                      1,704,037       3.30
                                                                            ---------- ----------

TOTAL EQUITY SECURITIES (cost:$39,166,651)                                   41,711,563      80.89
                                                                            ---------- ----------


                                                                 Principal
Short Term Securities                                          Amount (000)
Corporate Short-Term Notes  -  19.75%

A.I. Credit Corp. 5.03% due  8/25/1999                                   900    896,856       1.74
Bell Atlantic Network Funding Corp. 5.08% due 8/24/1999                  900    896,952       1.74
BellSouth Capital Funding Corp. 5.06% due 9/21/1999 (1)                1,000    992,691       1.93
Coca-Cola Co. 5.06% due 8/26/1999                                      1,000    996,346       1.93
Eastman Kodak Co. 4.79% due 8/19/1999                                    620    618,364       1.20
Ford Motor Credit Co. 5.07% due 8/20/1999                              1,000    997,183       1.93
General Electric Capital Corp. 5.10% due 8/2/1999                        600    599,830       1.16
Motiva Enterprises LLC 5.07% due 8/6/1999                                700    699,408       1.36
Motorola Inc. 5.05% due 8/4/1999                                         800    799,551       1.55
Pfizer Inc. 5.07% due 9/2/1999 (1)                                     1,000    995,353       1.93
Procter & Gamble Co. 5.10% due 10/21/1999                                700    691,656       1.34
Wal-Mart Stores Inc. 5.05% due 8/4/1999 (1)                            1,000    999,439       1.94
                                                                            ---------- ----------
TOTAL SHORT-TERM SECURITIES (cost: $10,183,910)                              10,183,629      19.75
                                                                            ---------- ----------
TOTAL INVESTMENT SECURITIES (cost: $49,350,561)                              51,895,192     100.64
Excess of payables over cash and receivables                                   332,204        0.64
                                                                            ---------- ----------
NET ASSETS                                                                   51,562,988     100.00
                                                                            ========== ==========


(1)  Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers;
resale to the public may require registration.

ADR = American Depositary Receipts

See Notes to Financial Statements

Companies added to the portfolio since January 31, 1999

Allstate
Bank of America
Campbell Soup
Eli Lilly and Co.
Emerson Electric
Fleet Financial Group
Hercules
Lockheed Martin
May Department Stores
Mercury General
PPG Industries
TECO Energy
U.S. West

Companies Eliminated from the portfolio since January 31, 1999

Ameritech
Anheuser-Busch
Bankers Trust
BP Amoco
Dow Chemical
Herlett-Packard
Houston Industries
K N Energy
Morton International
Scottish and Southern Energy
Williams Companies

Endowments, Bond Portfolio
Investment Portfolio, July 31, 1999
                                                                                    Shares or
                                                                                    Principal     Market    Percent
                                                                                       Amount      Value     Of Net
BONDS, NOTES & PREFERRED STOCKS                                                          (000)               Assets
--------------------------------------------                                         --------   --------   --------
Industrials  -  10.46%
BHP Finance Ltd. 8.50% 2012                                                             $145      155,455       .50%
Ceridian Corp. 7.25% 2004 (1)                                                              250    248,208        .79
Columbia/HCA Healthcare Corp. 8.85% 2007                                                   125    124,375        .40
Comcast Cable Communications, Inc. 8.875% 2017                                             250    277,495        .88
Equistar Chemicals LP 8.75% 2009 (1)                                                       250    251,445        .80
Hutchison Whampoa Finance Ltd., Series D, 6.988% 2037 (1)                                  300    275,883        .88
Hyundai Semiconductor America, Inc. 8.625% 2007 (1)                                        200    158,135        .50
Inco Ltd. 9.60% 2022                                                                       700    679,245       2.16
J. C. Penney Co., Inc. 7.95% 2017                                                          200    198,580        .63
Petrozuata Finance, Inc., Series A, 7.63% 2009 (1)                                         250    208,795        .66
Scotia Pacific Co. LLC, Timber Collateralized Notes, Series B:
 Class A-1, 6.55% 2028 (2)                                                                 237    214,043       1.26
 Class A-3, 7.71% 2028                                                                     250    182,500
TRW Inc. 7.125% 2009 (1)                                                                   125    120,551        .38
Union Pacific Resources Group Inc. 7.30% 2009                                              200    193,218        .62
                                                                                              ---------- ----------
                                                                                                3,287,928      10.46
                                                                                              ---------- ----------

Electric Utilities  -  .88%
Israel Electric Corp. Ltd.: (1)
 7.75% 2009                                                                                125    122,870
 7.75% 2027                                                                                175    154,256        .88
                                                                                              ---------- ----------
                                                                                                  277,126       0.88
                                                                                              ---------- ----------

Multi-Industry  -  2.04%
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed                          10,000 shares     201,250       0.64
perpetual capital securities (1)
Wharf International Finance Ltd., Series A, 7.625% 2007                                  $500     440,459       1.40
                                                                                              ---------- ----------
                                                                                                  641,709       2.04
                                                                                              ---------- ----------

Telecommunications  -  2.97%
Bell Atlantic Financial Services, Inc., Senior Exchangeable Notes:
 5.75% 2003                                                                                250    251,875       1.33
 4.25% 2005                                                                                150    166,500
Sprint Capital Corp. 6.875% 2028                                                           375    337,181       1.07
U S WEST Capital Funding, Inc. 6.50% 2018                                                  200    177,808        .57
                                                                                              ---------- ----------
                                                                                                  933,364       2.97
                                                                                              ---------- ----------

Transporation - 8.46%
Airplanes Pass Through Trust, pass-through certificates,                                 1,222  1,173,485       3.73
Series 1, Class C, 8.15%  2019 (2)
Continental Airlines, Inc., pass-through certificates,                                     125    116,074        .37
Series 1998-3, Class A-2, 6.32% 2008
Jet Equipment Trust, Series 1994-A, Class C1, 11.79% 2013 (1)                              750    933,345       2.97
USAir, Inc., Enhanced Equipment Notes, Class B, 7.50% 2009 (2)                             460    438,462       1.39
                                                                                              ---------- ----------
                                                                                                2,661,366       8.46
                                                                                              ---------- ----------

Financial  -  8.44%
Abbey National PLC 6.70% (undated)(3)                                                      250    229,975        .73
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred (1), (3)                    500    462,714       1.47
Chase Capital I, Capital Securities, Series A, 7.67% 2026                                  250    235,670        .75
Ford Motor Credit Co. 5.80% 2009                                                           150    134,852        .43
Household Finance Corp. 6.40% 2008                                                         250    234,060        .74
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative                               250    211,250        .67
preferred (1), (3)
MBNA Corp., MBNA Capital A, Series A, 8.278% 2026                                          300    273,714        .87
NB Capital Corp. 8.35% exchangeable depositary shares                           10,000 shares     246,250        .78
Newcourt Credit Group 6.875% 2005 (1)                                                    $150     143,523        .46
SocGen Real Estate Co. LLC, Series A, 7.64%/8.406% (undated) (1), (3)                      250    234,643        .75
Washington Mutual Capital I Subordinated Capital                                           250    246,643        .79
Income Securities 8.375% 2027
                                                                                              ---------- ----------
                                                                                                2,653,294       8.44
                                                                                              ---------- ----------

Real Estate  -  .38%
ProLogis Trust 7.05% 2006                                                                  125    118,536        .38
                                                                                              ---------- ----------

Collaterized Mortgage/Asset-Backed Obligations(2)  -  13.19%
Boston Edison Co., Series 1999-1, Class A-5, 7.03% 2012                                    200    196,940        .63
Chase Commercial Mortgage Securities Corp., Series 1998-2,                                 250    235,669        .75
Class A-2, 6.39% 2030
CS First Boston Mortgage Securities Corp., Series 1998-C1,                                 231    225,338        .72
Class A-1A, 6.26% 2040
First Consumer Master Trust, Series 1999-A, Class A, 5.80% 2005 (1)                        250    237,300        .76
GMAC Commercial Mortgage Securities, Inc., Series                                          125    121,984        .39
1997-C1, Class A3, 6.869% 2007
GS Mortgage Securities Corp. II, Mortgage Pass-Through
Certificates, Series 1998-C1: (3)
 Class D, 7.243% 2030                                                                      250    224,631       1.43
 Class E, 7.243% 2030                                                                      250    221,700
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026 (1)                                325    304,363        .97
Merrill Lynch Mortgage Investors, Inc.,                                                    154    154,638        .49
Seller Manufactured Housing Contracts, Series 1995-C2,
Class A-1, 6.973% 2021 (3)
Morgan Stanley Capital I Inc., Series 1998-HF2, Class A-2, 6.48% 2030                      500    475,893       1.51
Nomura Asset Securities Corp., Series 1998-D6, Class A-A1, 6.28% 2030                      226    221,293        .70
Norwest Asset Securities Corp., Series 1998-31, Class A-1, 6.25% 2014                      230    224,814        .72
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-5, 6.83% 2007                         250    249,603       1.58
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009                         250    249,538
Puerto Rico Public Financing Corp., Series 1, Class A, 6.15% 2008                          236    230,544        .73
Sears Credit Account Master Trust II, Series 1998-2, Class A, 5.25% 2008                   250    236,639        .75
Structured Asset Securities Corp., pass-through certificates: (3)
 Series 1996-CFL, Class A2A, 7.75% 2028                                                      4      4,058       1.06
 Series 1998-RF2, Class A, 8.564% 2027 (1)                                                 324    330,906
                                                                                              ---------- ----------
                                                                                                4,145,851      13.19
                                                                                              ---------- ----------

Governments (excluding U.S. Government) &
Governmental Authorities  -  3.35%
Quebec (Province of) 13.25% 2014                                                         1,000  1,053,820       3.35
                                                                                              ---------- ----------

Federal Agency Obligations - Mortgage Pass-Throughs (2)  -  14.85%
Fannie Mae:
7.00% 2012                                                                                 178    177,570
9.00% 2020                                                                                 121    127,427       3.36
7.00% 2026                                                                                 424    415,389
5.812% 2033 (3)                                                                            345    338,710
Freddie Mac:
8.75% 2008                                                                                  69     71,289
12.50% 2019                                                                                 30     33,808        .56
9.00% 2020                                                                                  66     69,768
Government National Mortgage Assn.:
8.50% 2008                                                                                 210    220,149
10.00% 2019                                                                                194    212,140
7.50% 2023                                                                                 189    189,359
8.00% 2023                                                                                 761    775,777
7.00% 2024                                                                                 367    358,429      10.93
7.50% 2024                                                                                 371    371,348
7.00% 2025                                                                                 629    614,792
6.00% 2029                                                                                 249    229,790
7.00% 2029                                                                                 475    462,611
                                                                                              ---------- ----------
                                                                                                4,668,356      14.85
                                                                                              ---------- ----------

Federal Agency Obligations - Other - 3.63%
Fannie Mae 5.25% 2009                                                                      250    224,728        .71
Federal Home Loan Bank Bonds 5.625% 2001                                                   250    248,710        .79
Freddie Mac 5.125% 2008                                                                    750    668,790       2.13
                                                                                              ---------- ----------
                                                                                                1,142,228       3.63
                                                                                              ---------- ----------

U.S. Treasury Obligations  -  19.37%
11.625% November 2002                                                                      500    584,685
11.625% November 2004                                                                    1,275  1,593,954
10.375% November 2012                                                                    1,825  2,300,066      19.37
8.875% August 2017                                                                       1,275  1,610,285
                                                                                              ---------- ----------
                                                                                                6,088,990      19.37
                                                                                              ---------- ----------

Miscellaneous - 1.08%
Other bonds, notes & preferred stocks in initial period of acquisition                            338,750       1.08
                                                                                              ---------- ----------

Total Bonds, Notes & Preferred Stocks (cost: $29,511,340)                                      28,011,318      89.10
                                                                                              ---------- ----------

SHORT TERM SECURITIES
--------------------------------------------
Corporate Short-Term Notes  -  11.86%
A.I. Credit Corp. 5.03% due 8/25/1999                                                      600    597,904       1.90
Bell Atlantic Network Funding Corp. 5.08% due 8/24/1999                                    650    647,799       2.06
General Electric Capital Corp. 5.10% due 8/2/1999                                          685    684,806       2.18
Motorola Inc. 5.05% due 8/4/1999                                                           800    799,551       2.54
Paccar Financial Corp. 5.06% due 8/13/1999                                               1,000    998,173       3.18
                                                                                              ---------- ----------
Total Short-Term Securities (cost: $3,728,233)                                                  3,728,233      11.86
                                                                                              ---------- ----------

Total Investment Securities (cost: $33,239,573)                                                31,739,551     100.96
Excess of payables over cash and receivables                                                     301,111       0.96
                                                                                              ---------- ----------
NET ASSETS                                                                                     31,438,440    100.00



(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(3) Coupon rate may change periodically.

See Notes to Financial Statements

Endowments
Statements of Assets and Liabilities
at July 31, 1999                                 Growth and IncomBond Portfolio
                                                       Portfolio
Assets:
Investment securities at market
 (cost: $49,350,561 and $33,239,573, respectively    $51,895,192  $31,739,551
Cash                                                      50,719       61,372
Receivables for-
 Sales of investments                                          -        6,441
 Sales of fund's shares                                    9,399        6,266
 Dividends and accrued interest                           86,942      413,808
                                                    ------------ ------------
 Total Assets                                         52,042,252   32,227,438
                                                    ------------ ------------
Liabilities:
Payables for -
 Purchases of investments                                422,279      745,630
 Management services                                      28,481       14,968
 Accrued expenses                                         28,504       28,400
                                                    ------------ ------------
 Total Liabilities                                       479,264      788,998
                                                    ------------ ------------
Net Assets at July 31, 1999                          $51,562,988  $31,438,440
                                                   ============= =============

Shares outstanding(1)                                  3,706,660    1,944,188
Net asset value per share                         $               $                16.

(1)Shares of beneficial interest issued and outstanding;
unlimited shares authorized.
See Notes to Financial Statements
Endowments
Statements of Operations
for the year ended July 31, 1999                 Growth and IncomBond Portfolio
                                                       Portfolio
Investment Income:
Income:
 Dividends                                          $  1,177,592 $     42,974
 Interest                                                536,491    2,215,113
                                                    ------------ ------------
Total Income                                           1,714,083    2,258,087
                                                    ------------ ------------
Expenses:
 Management services fee                                 236,741      148,454
 Reports to shareholders                                  17,831       16,425
 Registration statement and prospectus                    16,448        8,434
 Postage, stationery and supplies                          4,587        5,452
 Auditing fees                                            36,502       33,970
 Legal fees                                               24,405       25,909
 Trustees' meeting expenses                               20,112       20,112
 Custodian fee                                             1,132          569
 Taxes other than federal income tax                       4,094       14,837
 Other expenses                                           10,864        9,330
                                                    ------------ ------------
 Total expenses before reimbursement                     372,716      283,492
  Reimbursement of expenses                               17,655       60,812
                                                    ------------ ------------
  Net Expenses                                           355,061      222,680
                                                    ------------ ------------
Net investment income                                  1,359,022    2,035,407
                                                    ------------ ------------
Realized Gain and Change in Unrealized
 (Depreciation) Appreciation on Investments:

Net realized gain (loss)                               3,548,696      (81,253)
Net change in unrealized (depreciation)
  appeciation on investments                           3,069,731   (1,472,279)
                                                    ------------ ------------
 Net realized gain and change in unrealized
  (depreciation) appreciation on investments           6,618,427   (1,553,532)
                                                    ------------ ------------

Net Increase in Net Assets Resulting
 from Operations                                     $ 7,977,449    $ 481,875
                                                   ============= =============
See Notes to Financial Statements
Endowments, Growth and Income Portfolio
Statement of Changes in Net Assets

                                                 Year ended July 31
                                                            1999         1998
Operations:
Net investment income                             $    1,359,022 $    1,259,180
Net realized gain on investments                       3,548,696   13,791,367
Net unrealized appreciation (depreciation)
 on investments                                        3,069,731  (10,940,194)
                                                    ------------ ------------
 Net increase in net assets resulting
  from operations                                      7,977,449    4,110,353
                                                   ------------- -------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                  (1,251,179)  (1,382,106)
Distributions from net realized
 gain on investments                                           -  (26,584,691)
                                                   ------------- -------------
 Total dividends and distributions                    (1,251,179) (27,966,797)
                                                   ------------- -------------
Capital Share Transactions:
Proceeds from shares sold:
 428,901 and 180,191
 shares, respectively                                  5,431,127    3,165,176
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 71,284 and 1,930,591 shares,
 respectively                                            890,752   27,173,082
Cost of shares repurchased:
 362,633 and 647,743
 shares, respectively                                 (4,626,061) (11,068,403)
                                                   ------------- -------------
 Net increase in net assets
  resulting from capital share transactions            1,695,818   19,269,855
                                                   ------------- -------------
Total Increase (Decrease) in Net Assets                8,422,088   (4,586,589)
Net Assets:
Beginning of year                                     43,140,900   47,727,489
                                                   ------------- -------------
End of year (including undistributed
 net investment income: $107,548 and
 $0, respectively)                                   $51,562,988 $ 43,140,900
                                                   ============= =============
See Notes to Financial Statements

Endowments, Bond Portfolio
Statement of Changes in Net Assets
                                                 Year ended July 31
                                                            1999         1998
Operations:
Net investment income                                $ 2,035,407  $ 2,122,993
Net realized (loss) gain on investments                  (81,253)     543,139
Net unrealized appreciation (depreciation) on
 investments                                          (1,472,279)    (653,265)
                                                 ----------------------------
 Net increase in net assets resulting
  from operations                                        481,875    2,012,867
                                                 ----------------------------
Dividends Paid to
 Shareholders:
Dividends from net investment income                  (1,880,282)  (2,405,442)
                                                 ----------------------------
Capital Share Transactions:
Proceeds from shares sold:
 265,672 and 129,544
 shares, respectively                                  4,421,000    2,202,671
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 49,414 and 57,517 shares,
 respectively                                            819,899      968,653
Cost of shares repurchased:
 88,164 and 393,839
 shares, respectively                                 (1,483,454)  (6,732,042)
                                                 ----------------------------
 Net increase (decrease) in net assets resulting
  from capital share transactions                      3,757,445   (3,560,718)
                                                 ----------------------------
Total Increase (Decrease) in Net Assets                2,359,038   (3,953,293)
Net Assets:
Beginning of year                                     29,079,402   33,032,695
                                                 ----------------------------
End of year (including undistributed
 net investment income:  $155,125 and
 $0, respectively)                                   $31,438,440  $29,079,402
                                                 ================ ===========

See Notes to Financial Statements

 ENDOWMENTS

 Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Endowments (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, Growth and Income Portfolio and Bond Portfolio (the "funds"). Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. Bond Portfolio seeks to provide as high a level of current income as is consistent with preservation of capital.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the trust in the preparation of its financial statements:

    SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market.

 Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the trust to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the trust will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and original issue discounts on securities purchased are amortized daily over the expected life of the security. The trust does not amortize premiums on securities purchased.
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION

The funds comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and intend to distribute all of their net taxable income and net capital gains for the fiscal year. As regulated investment companies, the funds are not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds.

As of July 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes for Growth and Income Portfolio aggregated $2,544,631, of which $4,399,064 related to appreciated securities and $1,854,433 related to depreciated securities. For Bond Portfolio, net unrealized depreciation aggregated $1,500,022, of which $72,155 related to appreciated securities and $1,572,177 related to depreciated securities. There was no difference between book and tax realized gains and losses on securities transactions for the year ended July 31, 1999. The cost of portfolio securities for book and federal income tax purposes was $49,350,561 and $33,239,573 for Growth and Income and Bond Portfolios, respectively, at July 31, 1999.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE -

The fees of $236,741 and $148,454 for Growth and Income and Bond Portfolios, respectively, for management services was incurred pursuant to agreements with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreements provide for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million.

The Investment Advisory and Service Agreements provide for fee reductions to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the fund. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. Fee reductions were $17,655 and $60,812 for Growth and Income and Bond Portfolios, respectively, for the year ended July 31, 1999 .

No fees were paid by the trust to its officers or Trustees. The independent Trustees were reimbursed by the trust for expenses incurred while traveling to fund meetings.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

Pursuant to the custodian agreement, the funds receive credits against their custodian fees for imputed interest on certain balances with the custodian bank. The custodian fees of $1,132 and $569 for Growth and Income and Bond Portfolios, respectively, were paid by these credits rather than in cash.


                                     Growth and Income         Bond
                                     Portfolio                 Portfolio
As of July 31,1999:

Accumulated undistributed
  net realized gain (loss)
  on investments                     $3,548,991                $(81,569)
Paid-in capital                      45,361,727                32,864,906
During the year ended
  July 31, 1999:
Purchases and sales of
  investment securities,
  excluding short-term
  securities
    Purchases                            19,921,683               17,360,692
    Sales                                19,382,187               15,024,061


Endowments, Growth and Income Portfolio
Per-Share Data and Ratios
                                                          Year ended      July 31
                                                                 1999         1998       1997        1996      1995
Net Asset Value, Beginning of Year                            $12.09       $22.66     $18.61      $18.06    $17.18
                                                        ------------ ------------ ----------  ---------- ---------
 Income From Investment Operations:
  Net investment income                                          .37          .51        .56         .58       .63
  Net gains or losses on securities (both
   realized and unrealized)                                     1.79         1.16       6.04        1.73      2.21
                                                        ------------ ------------ ----------  ---------- ---------
   Total from investment operations                             2.16         1.67       6.60        2.31      2.84
                                                         -----------  -----------  --------- ----------- ---------
 Less Distributions:
  Dividends (from net investment income)                        (.34)        (.57)      (.55)       (.61)     (.61)
  Distributions (from capital gains)                             -         (11.67)     (2.00)      (1.15)    (1.35)
                                                         -----------  -----------  --------- ----------- ---------
   Total distributions                                          (.34)      (12.24)     (2.55)      (1.76)    (1.96)
                                                         -----------  -----------  ---------  ---------- ---------
Net Asset Value, End of Year                                  $13.91       $12.09     $22.66      $18.61    $18.06
                                                          ==========   ==========   ========    ========   =======

Total Return                                                   18.21%        9.05%     38.40%      13.22%    18.57%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                           $52          $43        $48         $59       $57
 Ratio of expenses to average net assets                    0.75%(1)     0.75%(1)       0.74%       0.72%     0.73%
 Ratio of net income to average net assets                      2.90%        2.69%      2.73%       3.12%     3.70%
 Portfolio turnover rate                                       52.36%       48.59%     50.69%      38.73%    24.04%


(1)  Had CRMC not waived management services
fees, the fund's expense ratio would have been 0.79% and 0.89% for the fiscal years ended 1999 and 1998, respectively.

Endowments, Bond Portfolio
Per-Share Data and Ratios
                                                              Year    ended July 31
                                                       1999    1998     1997    1996    1995
Net Asset Value, Beginning of Year                  $16.93  $17.17   $16.63  $16.82  $16.86
                                                 --------------------------------------------
Income From Investment Operations:
 Net investment income                               1.14    1.19     1.21    1.22    1.26
Net gains or losses on securities (both
realized and unrealized)                           (.84)   (.09)     .52    (.19)    .01
                                                --------------------------------------------
Total from investment operations                    .30    1.10     1.73    1.03    1.27
                                                 --------------------------------------------
Less Distributions:
Dividends (from net investment income)             (1.06)  (1.34)   (1.19)  (1.22)  (1.24)
Distributions (from capital gains)                  -       -        -       -       (.07)
                                                 --------------------------------------------
Total distributions                               (1.06)  (1.34)   (1.19)  (1.22)  (1.31)
                                                 --------------------------------------------
Net Asset Value, End of Year                        $16.17  $16.93   $17.17  $16.63  $16.82
                                                 ========================== ======= =======

Total Return                                          1.75%   6.70%   10.83%   6.25%   7.97%

Ratios/Supplemental Data:
Net assets, end of year (in millions)                 $31     $29      $33     $41     $44
Ratio of expenses to average net assets         0.75% (1) 0.75% (10.75% (1)0.75% (1   0.76%
Ratio of net income to average net assets            6.84%   6.87%    7.04%   7.17%   7.52%
Portfolio turnover rate                             53.66%  50.40%   22.18%  54.43%  69.22%



(1) Had CRMC not waived management services fees, the fund's expense ratio would have been 0.95%, 1.08%, 0.85%, and 0.80% for the fiscal years ended 1999,
 1998, 1997, and 1996, respectively.

Independent Auditors' Report
To the Board of Trustees and Shareholders of Endowments:

 We have audited the accompanying statements of assets and liabilities of Endowments (the "trust"), comprising, respectively, the Growth and Income Portfolio and the Bond Portfolio, including the investment portfolios, as of July 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the trust's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Endowments as of July 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
August 27, 1999


ENDOWMENTS

BOARD OF TRUSTEES

ROBERT B. EGELSTON, Los Angeles, California
Chairman of the Board of the Trust
Former Chairman of the Board, The Capital Group Companies, Inc.
213/486-9444

FRANK L. ELLSWORTH, Ph.D., Los Angeles, California
President and Principal Executive Officer of the Trust
Vice President, Capital Research and Management Company
213/486-9560

STEVEN D. LAVINE, Ph.D., Valencia, California
President, California Institute of the Arts
805/255-1050

PATRICIA A. MCBRIDE, Dallas, Texas
Chief Financial Officer, Kevin L. McBride, D.D.S., Inc.
214/368-0268

GAIL L. NEALE, Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President of the Salzburg Seminar
802/658-5674

CHARLES R. REDMOND, Los Angeles, California
Former Chairman, Pfaffinger Foundation; former President and Chief Executive Officer, Times Mirror Foundation; former
Executive Vice President and Member of the Management
Committee, The Times Mirror Company
213/237-3977

THOMAS E. TERRY, Los Angeles, California
Consultant; former Vice President and Secretary,
Capital Research and Management Company
213/486-9410

ROBERT C. ZIEBARTH, Ketchum, Idaho
Management Consultant, Ziebarth Company
208/725-0535

OTHER OFFICERS

ABNER D. GOLDSTINE, Los Angeles, California
Senior Vice President of the Trust
Senior Vice President and Director,
Capital Research and Management Company

CLAUDIA P. HUNTINGTON, Los Angeles, California
Senior Vice President of the Trust
Senior Vice President,
Capital Research and Management Company

ROBERT G. O'DONNELL, San Francisco, California
Senior Vice President of the Trust
Senior Vice President and Director,
Capital Research and Management Company

JOHN H. SMET, Los Angeles, California
Senior Vice President of the Trust
Vice President,
Capital Research and Management Company

PATRICK F. QUAN, San Francisco, California
Vice President and Secretary of the Trust
Vice President - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, Jr., Brea, California
Treasurer of the Trust
Vice President - Fund Business Management Group,
Capital Research and Management Company

SUSI M. SILVERMAN, Brea, California
Assistant Treasurer of the Trust
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company


OFFICE OF THE TRUST

One Market
Steuart Tower, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 7650
San Francisco, California 94120-7650
135 South State College Boulevard
Brea, California 92821-5823

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472


This report is for the information of shareholders of Endowments, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds.

For more information about any of the American Funds, please ask your investment professional for a prospectus.

Litho in USA  KK/PL/4256
E1999 Endowments
Lit. No. ENDI-BENDI-011-0999 (NLS)